POWER OF ATTORNEY

      Know by all these present, that the undersigned hereby constitutes and appoints
each of Robert S. Osborne, Douglas S. Manya and Terence E. Kaden, signing singly, the
undersigned's true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as
an officer and/or director of Booz Allen Hamilton Holding Corporation (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or
5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it being understood that the
documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary,
or proper to be done in the exercise of any of the rights and powers herein granted, as
fully to all intents and purposes as the undersigned might or could do if personally
present, with full power of substitution or revocation, hereby ratifying and confirming all
that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this power of attorney and the rights and
powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is
the Company assuming, any of the undersigned's responsibilities to comply with
Section
16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned
is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings
of and transactions in securities issued by the Company, unless earlier revoked by the
undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of November, 2012.

/s/ Mark J. Gerencser
Mark J. Gerencser